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                                                                  EXHIBIT 10.49

                                PROMISSORY NOTE

$135,000.00                                              Coral Springs, Florida
                                                                   May 30, 2000

         FOR VALUE RECEIVED the undersigned Mark Cleveland (the "Debtor") by this promissory note (the "Note") promises to pay to PNV Inc., a Delaware corporation (the "Payee") or his assigns, the principal amount of One Hundred Thirty-five Thousand Dollars ($135,000.00) with interest at seven percent (7.0%) (the "Base Rate") compounded monthly until default, both principal and interest payable in lawful money of the United States of America, at 11711 39th Street, N.W., Coral Springs, Florida, Attention: Tony Ballerino, or such place as the holder hereof may designate in writing.

         Principal and interest will be due and payable as follows: Debtor will pay the Payee all outstanding principal and accrued but unpaid interest in on or before the date of the closing of the sale of Debtor's personal residence located at 4240 Southwest Fir Grove Lane, Wilsonville, Oregon; provided, however, that if such sale has not occurred on or before December 31, 2000, then all outstanding principal and accrued but unpaid interest shall be immediately due and payable (the "Maturity Date").

         The Debtor will have the right to prepay this Note in full or in part at any time without premium or penalty. If not sooner paid, the entire remaining indebtedness will be due and payable on the Maturity Date. If this
Note is not paid in full when due, the rate of interest from and after such due date will be the Base Rate plus one percent (1%) per annum, compounded daily on the unpaid amount; however, if the Maturity Date is extended, whether before or after the expiration of the prior Maturity Date, the one percent (1%) additional interest will not be applicable.

         All payments of principal, interest and other amounts payable on or in respect of this Note or the indebtedness evidenced hereby will be made to the Payee by wire transfer of immediately available federal funds to the Payee's designated account or by the Debtor's check delivered to the Payee's address, as determined by the Debtor in its sole discretion. All payments on or in respect of this Note or the indebtedness evidenced hereby will be made to the Payee without set-off or counterclaim and free and clear of and without deductions of any kind.

         All parties to this Note, including maker and any sureties, endorsers, or the guarantor hereby waive protest, presentment, notice of dishonor, and notice of acceleration of maturity and agree to continue to remain bound for the payment of principal, interest and all other sums due under this Note and any instruments securing this Note notwithstanding any change or changes by way of release, surrender, exchange, modification or substitution of any security for this Note or by way of any extension or extensions of time for the payment of principal and interest; and all such parties waive all and every kind of notice of such change or changes and agree that the same may be made without notice or consent of any of them.


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         Upon default the holder of this Note may employ an attorney to enforce the holder's rights and remedies and the maker, principal, surety, guarantor and endorsers of this Note hereby agree to pay to the holder reasonable attorneys fees not exceeding a sum equal to fifteen percent (15%) of the outstanding balance owing on said Note, plus all other reasonable expenses incurred by the holder in exercising any of the holder's rights and remedies upon default. The rights and remedies of the holder as provided in this Note and any instruments securing this Note will be cumulative and may be pursued singly, successively, or together against any funds, property or security held by the holder for payment or security, in the sole discretion of the holder.
The failure to exercise any such right or remedy will not be a waiver or release of such rights or remedies or the right to exercise any of them at another time.

         This Note is to be governed and construed in accordance with the laws of the State of Florida without respect to the principles of the choice of law or the conflict of laws. Except to the extent that the laws of the United States may apply to the terms hereof, the substantive laws of the State of Florida will govern the validity, construction, enforcement and interpretation of this Note. In the event of a dispute involving this Note or any other instruments executed in connection herewith, the undersigned hereby irrevocably agrees that venue for such dispute will lie in any court of competent jurisdiction in Broward County, Florida.

         IN WITNESS WHEREOF, this Promissory Note has been duly executed and delivered by the Debtor as of the date first set forth above.



                                        /s/ Mark Cleveland
                                        Mark Cleveland, Individually